Exhibit 99.1
REALNETWORKS ANNOUNCES THIRD QUARTER 2014 RESULTS

•	Continued strong growth in RealPlayer Cloud user base, with over 8 million accounts;

•	RealPlayer Cloud available on 12 platforms, including native Mac;

•	Successfully launched Slingo Adventure on Facebook, iOS and Android platforms; and

•	Cash and short-term investments of $178.0 million

SEATTLE - November 3, 2014 - RealNetworks, Inc. (Nasdaq: RNWK), a leader in personal digital entertainment, today announced results for the third quarter ended September 30, 2014.
For the third quarter of 2014, revenue was $34.2 million, compared to $40.8 million in the previous quarter and $49.0 million in the third quarter of 2013.
“During the third quarter of 2014, we continued to make progress in our strategic transition to our new multi-device, multi-platform, cloud-based products and services, led by RealPlayer Cloud” said Rob Glaser, Chairman and CEO of RealNetworks. “Just over a year after its introduction, RealPlayer Cloud has over 8 million users worldwide, up from 5 million three months ago. RealPlayer Cloud makes it easy to watch, save and share video across every type of popular digital device.”

“In addition, we’re encouraged by our progress in our other businesses. In our Games division, we successfully launched our Slingo Adventure game on Facebook during the third quarter, and on the iOS and Android platforms more recently. We also saw continued revenue growth for Rhapsody, of which we own approximately 45%. At the same time, we continued to manage costs carefully, making cost reductions related to our legacy businesses of over $15 million annually.”
GAAP net loss for the third quarter of 2014 was $(22.2) million or $(0.62) per diluted share, compared to $(31.4) million or $(0.88) per diluted share in the third quarter of 2013. Adjusted EBITDA for the third quarter of 2014 was a loss of $(14.4) million compared to $(8.4) million for the third quarter of 2013. A reconciliation of GAAP operating income (loss) to adjusted EBITDA is provided in the financial tables that accompany this release.

As of September 30, 2014, the company had $178.0 million in unrestricted cash, cash equivalents and short-term investments, compared to $226.2 million as of December 31, 2013.

Business Outlook

For the fourth quarter of 2014, RealNetworks expects total revenue in the range of $33.0 million to $36.0 million. We expect adjusted EBITDA for the quarter to be a loss in the range of $(16.0) million to $(18.0) million.

Webcast and Conference Call Information

The company will host a conference call today to review results and discuss the company’s performance at 5 p.m. ET/2 p.m. PT by calling 888-790-3440 or +1-517-308-9350 (Passcode: Third Quarter Earnings). A live webcast of the call will be available at http://investor.realnetworks.com/ and an on-demand webcast will be available approximately one hour following the conclusion of the conference call. A telephonic replay will be available until 11:59 p.m. PT, November 25, 2014 by calling 866-443-2932 or +1-203-369-1106 (Passcode: 110314).

For More Information

Michael Newman, StreetConnect
Investor Relations for RealNetworks
+1-206-729-3625
IR@realnetworks.com

RNWK-F

About RealNetworks

RealNetworks creates innovative applications and services that make it easy to connect with and enjoy digital media. RealNetworks invented the streaming media category in 1995 and continues to connect consumers with their digital media both directly and through partners, aiming to support every network, device, media type and social network. RealNetworks’ corporate information is located at www.realnetworks.com/about-us.

RealNetworks, RealPlayer and GameHouse are trademarks or registered trademarks of RealNetworks, Inc. or its subsidiaries. All other companies or products listed herein are trademarks or registered trademarks of their respective owners.

About Non-GAAP Financial Measures

To supplement RealNetworks’ consolidated financial information presented in accordance with GAAP in this press release, the company also discloses certain non-GAAP financial measures, including adjusted EBITDA and adjusted EBITDA by reportable segment, which management believes provide investors with useful information.

In the financial tables of our earnings press release, RealNetworks has included reconciliations of GAAP operating income (loss) to adjusted EBITDA and to adjusted EBITDA by reportable segment.

The rationale for management’s use of non-GAAP measures is included in the supplementary materials presented with the earnings materials. Please refer to Exhibit 99.2 (“Information Regarding Non-GAAP Financial Measures”) to the company’s report on Form 8-K, which is being submitted today to the SEC.

Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties, including statements relating to RealNetworks’ current expectations regarding future revenue and adjusted EBITDA, our future growth, profitability, strategic focus and initiatives. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements. These statements reflect RealNetworks’ expectations as of today, and actual results may differ materially from the results predicted. Factors that could cause actual results to differ from the results predicted include: risks associated with the implementation of RealNetworks’ growth plan, strategic initiatives, and restructuring efforts; its ability to successfully introduce and monetize new products and services; competitive risks, including the growth of competing technologies, products and services, and the emergence of new entrants and competition in the market; the potential outcomes and effects of claims and legal proceedings on RealNetworks’ business, prospects, financial condition or results of operations; risks associated with key customer or strategic relationships, business acquisitions and the introduction of new products and services; changes in consumer and advertising spending in response to disruptions in the global financial markets; fluctuations in foreign currencies; and changes in RealNetworks’ effective tax rate. More information about potential risk factors that could affect RealNetworks’ business and financial results is included in RealNetworks’ annual report on Form 10-K for the most recent year ended December 31, its quarterly reports on Form 10-Q and in other reports and documents filed by RealNetworks from time to time with the Securities and Exchange Commission. The preparation of RealNetworks’ financial statements and forward-looking financial guidance requires the company to make estimates and assumptions that affect the reported amount of assets and liabilities, and revenues and expenses during the reported period. Actual results may differ materially from these estimates under different assumptions or conditions. The company assumes no obligation to update any forward-looking statements or information, which are in effect as of their respective dates.

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(Unaudited)

	Quarters Ended September 30,		Nine Months Ended September 30,

	2014	2013	2014	2013
	(in thousands, except per share data)

Net revenue	$34,157	$48,958	$120,706	$155,601

Cost of revenue	18,928	18,990	58,500	59,015

Extinguishment of liability	—	—	(10,580)	—

Gross profit	15,229	29,968	72,786	96,586

Operating expenses:
Research and development	12,784	15,707	40,110	45,951
Sales and marketing	13,283	19,427	51,022	59,830
General and administrative	7,723	9,869	25,617	28,506
Restructuring and other charges	2,048	1,877	3,805	4,075
Lease exit and related charges	154	—	703	3,066
Loss on litigation settlements	—	11,525	—	11,525

Total operating expenses	35,992	58,405	121,257	152,953

Operating income (loss)	(20,763)	(28,437)	(48,471)	(56,367)

Other income (expenses):
Interest income, net	80	166	396	992
Gain (loss) on sale of available for sale securities, net	—	—	2,371	—
Equity in net loss of Rhapsody investment	(1,530)	(2,629)	(4,170)	(6,209)
Other income (expense), net	325	(118)	153	(146)

Total other income (expense), net	(1,125)	(2,581)	(1,250)	(5,363)

Income (loss) before income taxes	(21,888)	(31,018)	(49,721)	(61,730)
Income tax expense (benefit)	290	357	1,256	(210)

Net income (loss)	$(22,178)	$(31,375)	$(50,977)	$(61,520)

Basic net income (loss) per share	$(0.62)	$(0.88)	$(1.42)	$(1.73)
Diluted net income (loss) per share	$(0.62)	$(0.88)	$(1.42)	$(1.73)

Shares used to compute basic net income (loss) per share	36,003	35,670	35,912	35,490
Shares used to compute diluted net income (loss) per share	36,003	35,670	35,912	35,490

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(Unaudited)

	September 30, 2014	December 31, 2013
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$114,073	$151,235
Short-term investments	63,948	74,920
Trade accounts receivable, net	17,679	24,613
Deferred costs, current portion	1,023	1,601
Deferred tax assets, current	296	306
Prepaid expenses and other current assets	8,382	9,124
Total current assets	205,401	261,799

Equipment, software, and leasehold improvements, at cost:
Equipment and software	83,230	86,721
Leasehold improvements	3,616	3,482
Total equipment, software, and leasehold improvements	86,846	90,203
Less accumulated depreciation and amortization	68,392	67,031
Net equipment, software, and leasehold improvements	18,454	23,172

Restricted cash equivalents and investments	3,000	3,000
Equity method investment	10,000	12,473
Available for sale securities	2,848	7,181
Other assets	2,925	2,332
Deferred costs, non-current portion	913	946
Deferred tax assets, net, non-current portion	1,424	1,409
Other intangible assets, net	10,954	12,993
Goodwill	17,615	17,476

Total assets	$273,534	$342,781

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Accounts payable	$18,155	$19,987
Accrued and other current liabilities	25,885	41,893
Deferred tax liabilities, net, current portion	768	899
Deferred revenue, current portion	6,908	7,498
Total current liabilities	51,716	70,277

Deferred revenue, non-current portion	143	166
Deferred rent	1,293	1,318
Deferred tax liabilities, net, non-current portion	1,805	1,556
Other long-term liabilities	563	483

Total liabilities	55,520	73,800

Shareholders' equity	218,014	268,981

Total liabilities and shareholders' equity	$273,534	$342,781

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(Unaudited)

	Nine Months Ended September 30,
	2014	2013
	(in thousands)

Cash flows from operating activities:
Net income (loss)	$(50,977)	$(61,520)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	8,876	15,045
Stock-based compensation	4,158	5,671
Equity in net loss of Rhapsody	4,170	6,209
Deferred income taxes, net	(64)	(1,238)
Gain on sale of available for sale securities	(2,371)	—
Realized translation gain	(48)	(35)
Extinguishment of liability	(10,580)	—
Other	—	51
Net change in certain operating assets and liabilities	1,194	7,514
Net cash provided by (used in) operating activities	(45,642)	(28,303)
Cash flows from investing activities:
Purchases of equipment, software, and leasehold improvements	(2,054)	(5,798)
Proceeds from sale of available for sale securities	2,754	—
Purchases of short-term investments	(63,574)	(85,670)
Proceeds from sales and maturities of short-term investments	74,546	110,359
Decrease in restricted cash equivalents and investments	—	5,000
Acquisitions of businesses, net of cash acquired	(733)	(22,480)
Other	(467)	—
Net cash provided by (used in) investing activities	10,472	1,411
Cash flows from financing activities:
Proceeds from issuance of common stock (stock options and stock purchase plan)	641	408
Tax payments from shares withheld upon vesting of restricted stock	(403)	(911)
Payment of contingent consideration	(696)	(828)
Net cash provided by (used in) financing activities	(458)	(1,331)
Effect of exchange rate changes on cash and cash equivalents	(1,534)	(96)
Net increase (decrease) in cash and cash equivalents	(37,162)	(28,319)
Cash and cash equivalents, beginning of period	151,235	163,198
Cash and cash equivalents, end of period	$114,073	$134,879

RealNetworks, Inc. and Subsidiaries
Supplemental Financial Information
(Unaudited)

	2014			2013
	Q3	Q2	Q1	Q4	Q3	Q2	Q1
	(in thousands)
Net Revenue by Line of Business
RealPlayer Group (A)	$6,565	$8,556	$15,215	$16,799	$17,641	$18,383	$22,383
Mobile Entertainment (B)	19,190	23,182	19,913	22,146	19,948	18,592	20,495
Games (C)	8,402	9,087	10,596	11,650	11,369	12,875	13,915
Total net revenue	$34,157	$40,825	$45,724	$50,595	$48,958	$49,850	$56,793

Net Revenue by Product
RealPlayer Group
- License (D)	$3,255	$3,273	$5,018	$7,128	$7,281	$6,766	$8,332
- Subscriptions (E)	2,680	2,569	2,777	3,118	3,615	4,193	4,924
- Media Properties (F)	630	2,714	7,420	6,553	6,745	7,424	9,127

Mobile Entertainment
- SaaS (G)	17,919	20,175	18,463	20,406	18,156	17,002	18,674
- Technology License & Other (H)	1,271	3,007	1,450	1,740	1,792	1,590	1,821

Games
- License (I)	2,988	3,399	3,849	3,511	3,421	4,089	5,249
- Subscriptions (J)	4,320	4,440	5,241	5,688	5,733	5,980	6,312
- Media Properties (K)	1,094	1,248	1,506	2,451	2,215	2,806	2,354

Total net revenue	$34,157	$40,825	$45,724	$50,595	$48,958	$49,850	$56,793

Net Revenue by Geography
United States	$12,280	$15,092	$20,428	$19,724	$21,039	$21,463	$28,024
Rest of world	21,877	25,733	25,296	30,871	27,919	28,387	28,769
Total net revenue	$34,157	$40,825	$45,724	$50,595	$48,958	$49,850	$56,793

Net Revenue by Line of Business
(A) The RealPlayer Group primarily includes revenue from RealPlayer and related products, such as the distribution of third-party software products, advertising on RealPlayer websites, and sales of RealPlayer Plus software licenses to consumers, sales of intellectual property licenses, and consumer subscriptions such as SuperPass and our recently launched RealPlayer Cloud service.

(B) The Mobile Entertainment division primarily includes revenue from SaaS services, system integration, and professional services to mobile carriers, and sales of technology licenses of our software products such as Helix.

(C) The Games division primarily includes revenue from sales of games licenses, online games subscription services, advertising on games sites and social network sites, microtransactions from online and social games, and sales of mobile games.

Net Revenue by Product
(D) Licensing revenue within the RealPlayer Group includes sales of RealPlayer Plus software licenses to consumers and sales of intellectual property licenses.
(E) Subscriptions revenue within the RealPlayer Group includes revenue from subscriptions such as SuperPass and our recently launched RealPlayer Cloud service.
(F) Media Properties revenue within the RealPlayer Group includes distribution of third-party software products and advertising on RealPlayer websites.
(G) SaaS revenue within Mobile Entertainment includes revenue from music on demand, ringback tones, intercarrier messaging services provided to network services providers who are largely mobile phone networks, and our recently launched LISTEN product.

(H) Licensing and other revenue within Mobile Entertainment includes revenue from Helix-related products and professional services provided to mobile carriers.
(I) Licensing revenue within Games includes retail games-related revenue, microtransactions from online and social games and sales of mobile games.
(J) Subscriptions revenue within Games includes revenue from online games subscriptions.
(K) Media Properties revenue within Games includes distribution of third-party software products and advertising on games sites and social network sites.

RealNetworks, Inc. and Subsidiaries
Segment Results of Operations
(Unaudited)

	2014		2013	2014	2013
	Q3	Q2	Q3	YTD	YTD
	(in thousands)
RealPlayer Group

Net revenue	$6,565	$8,556	$17,641	$30,336	$58,407
Cost of revenue	3,566	3,620	3,264	10,704	12,984
Gross profit	2,999	4,936	14,377	19,632	45,423

Gross margin	46%	58%	81%	65%	78%

Operating expenses	12,392	12,489	14,449	42,668	44,656
Operating income (loss)	$(9,393)	$(7,553)	$(72)	$(23,036)	$767

Adjusted EBITDA	$(8,770)	$(6,893)	$624	$(21,154)	$2,425

Mobile Entertainment

Net revenue	$19,190	$23,182	$19,948	$62,285	$59,035
Cost of revenue	12,626	14,298	11,972	38,874	33,974
Gross profit	6,564	8,884	7,976	23,411	25,061

Gross margin	34%	38%	40%	38%	42%

Operating expenses	7,086	9,424	9,453	26,126	26,976
Operating income (loss)	$(522)	$(540)	$(1,477)	$(2,715)	$(1,915)

Adjusted EBITDA	$447	$808	$503	$916	$4,579

Games

Net revenue	$8,402	$9,087	$11,369	$28,085	$38,159
Cost of revenue	2,573	2,717	3,216	8,419	10,397
Gross profit	5,829	6,370	8,153	19,666	27,762

Gross margin	69%	70%	72%	70%	73%

Operating expenses	8,658	8,769	11,513	27,193	35,120
Operating income (loss)	$(2,829)	$(2,399)	$(3,360)	$(7,527)	$(7,358)

Adjusted EBITDA	$(2,246)	$(1,798)	$(2,704)	$(5,718)	$(5,173)

Corporate

Net revenue	$—	$—	$—	$—	$—
Cost of revenue	163	151	538	503	1,660
Extinguishment of liability	—	—	—	(10,580)	—
Gross profit	(163)	(151)	(538)	10,077	(1,660)

Gross margin	N/A	N/A	N/A	N/A	N/A

Operating expenses	7,856	8,189	22,990	25,270	46,201
Operating income (loss)	$(8,019)	$(8,340)	$(23,528)	$(15,193)	$(47,861)

Adjusted EBITDA	$(3,788)	$(5,198)	$(6,792)	$(15,400)	$(18,962)

Total

Net revenue	$34,157	$40,825	$48,958	$120,706	$155,601
Cost of revenue	18,928	20,786	18,990	58,500	59,015
Extinguishment of liability	—	—	—	(10,580)	—
Gross profit	15,229	20,039	29,968	72,786	96,586

Gross margin	45%	49%	61%	60%	62%

Operating expenses	35,992	38,871	58,405	121,257	152,953
Operating income (loss)	$(20,763)	$(18,832)	$(28,437)	$(48,471)	$(56,367)

Adjusted EBITDA	$(14,357)	$(13,081)	$(8,369)	$(41,356)	$(17,131)

RealNetworks, Inc. and Subsidiaries
Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment
(Unaudited)

	2014		2013	2014	2013
	Q3	Q2	Q3	YTD	YTD
	(in thousands)
RealPlayer Group

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment:

Operating income (loss)	$(9,393)	$(7,553)	$(72)	$(23,036)	$767
Acquisitions related intangible asset amortization	103	125	60	288	189
Depreciation and amortization	520	535	636	1,594	1,469
Adjusted EBITDA	$(8,770)	$(6,893)	$624	$(21,154)	$2,425

Mobile Entertainment

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment:

Operating income (loss)	$(522)	$(540)	$(1,477)	$(2,715)	$(1,915)
Acquisitions related intangible asset amortization	287	628	1,055	1,522	2,506
Depreciation and amortization	682	720	925	2,109	3,988
Adjusted EBITDA	$447	$808	$503	$916	$4,579

Games

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment:

Operating income (loss)	$(2,829)	$(2,399)	$(3,360)	$(7,527)	$(7,358)
Acquisitions related intangible asset amortization	314	314	314	942	565
Depreciation and amortization	269	287	342	867	1,620
Adjusted EBITDA	$(2,246)	$(1,798)	$(2,704)	$(5,718)	$(5,173)

Corporate

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment:

Operating income (loss)	$(8,019)	$(8,340)	$(23,528)	$(15,193)	$(47,861)
Other income (expense), net	325	(95)	(118)	153	(146)
Depreciation and amortization	556	553	1,839	1,554	4,708
Lease exit and related charges	154	470	—	703	3,066
Loss (gain) on litigation settlements	—	—	11,525	—	11,525
Restructuring and other charges	2,048	541	1,877	3,805	4,075
Stock-based compensation	1,148	1,673	1,613	4,158	5,671
Extinguishment of liability	—	—	—	(10,580)	—
Adjusted EBITDA	$(3,788)	$(5,198)	$(6,792)	$(15,400)	$(18,962)

Total

Reconciliation of GAAP operating income (loss) to adjusted EBITDA:

Operating income (loss)	$(20,763)	$(18,832)	$(28,437)	$(48,471)	$(56,367)
Other income (expense), net	325	(95)	(118)	153	(146)
Acquisitions related intangible asset amortization	704	1,067	1,429	2,752	3,260
Depreciation and amortization	2,027	2,095	3,742	6,124	11,785
Lease exit and related charges	154	470	—	703	3,066
Loss (gain) on litigation settlements	—	—	11,525	—	11,525
Restructuring and other charges	2,048	541	1,877	3,805	4,075
Stock-based compensation	1,148	1,673	1,613	4,158	5,671
Extinguishment of liability	—	—	—	(10,580)	—
Adjusted EBITDA	$(14,357)	$(13,081)	$(8,369)	$(41,356)	$(17,131)